UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)    May 5, 2006
                                                 ____________________________



                  Prudential Bancorp, Inc. of Pennsylvania
_____________________________________________________________________________
           (Exact name of registrant as specified in its charter)




Pennsylvania                          000-51214                    68-0593604
_____________________________________________________________________________
(State or other jurisdiction   (Commission File Number)         (IRS Employer
of incorporation)                                         Identification No.)




1834 Oregon Avenue, Philadelphia, Pennsylvania                          19145
_____________________________________________________________________________
(Address of principal executive offices)                           (Zip Code)




Registrant's telephone number, including area code   (215) 755-1500
                                                   __________________________



                               Not Applicable
_____________________________________________________________________________
        (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Regulation FD Disclosure
           ________________________

     On May 5, 2006, Prudential Bancorp, Inc. of Pennsylvania (the "Company") reported its results of operations for the second quarter ended March 31, 2006.

     For additional information, reference is made to the Company's press release, dated May 5, 2006, which is included as Exhibit 99.1 hereto and is incorporated herein by reference thereto. The press release attached hereto is being furnished to the SEC and shall not be deemed to be "filed" for any purpose except otherwise provided herein.

Item 9.01  Financial Statements and Exhibits
           _________________________________


      (a)  Not applicable.


      (b)  Not applicable.


      (c)  Not applicable.


      (d)  The following exhibit is included with this Report:


          Exhibit No.       Description
          _______________   _________________________________________________
          99.1              Press release regarding results of operations and
                            financial condition, dated May 5, 2006.






















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                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   PRUDENTIAL BANCORP, INC. OF PENNSYLVANIA




                                   By: /s/Joseph R. Corrato
                                       ________________________________________
                                   Name:  Joseph R. Corrato
                                   Title: Executive Vice President and Chief
                                          Financial Officer


Date: May 8, 2006























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                                EXHIBIT INDEX



       Exhibit No.       Description
       _______________   _________________________________________________
       99.1              Press release regarding results of operations and
                         financial condition, dated May 5, 2006.